COMMITMENTS	9 Months Ended
Sep. 30, 2021
Note 17 - COMMITMENTS
17.	COMMITMENTS

The Company has a cost sharing agreement to reimburse Oniva for a percentage of its overhead expenses, to reimburse 100% of its out-of-pocket expenses incurred on behalf of the Company, and to pay a percentage fee based on Oniva’s total overhead and corporate expenses. The agreement may be terminated with one-month notice by either party. Transactions and balances with Oniva are disclosed in Note 10.

The Company and its subsidiaries have various operating lease agreements for their office premises, use of land, and equipment. Commitments in respect of these lease agreements are as follows:

	September 30, 2021	December 31, 2020
Not later than one year	$64	$20
Later than one year and not later than five years	83	14
Later than five years	156	3
	$303	$37

Office lease payments recognized as an expense during the nine months ended September 30, 2021, totalled $11 (September 30, 2020 - $10).